                                                                  SCUDDER SELECT 1000 GROWTH FUND
           SCUDDER LARGE COMPANY VALUE FUND                        SUPPLEMENT TO THE STATEMENT OF
            SUPPLEMENT TO THE STATEMENT OF                          ADDITIONAL INFORMATION DATED
    ADDITIONAL INFORMATION DATED DECEMBER 1, 1999                          MARCH 31, 1999

             VALUE FUND - SCUDDER SHARES                                SCUDDER GLOBAL FUND
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION        SUPPLEMENT TO THE STATEMENT OF ADDITIONAL
                DATED FEBRUARY 1, 2000                                   INFORMATION DATED
                                                                           JANUARY 1,2000

                           --------------------------


The following text supplements the section entitled "Investment Objective and Policies" for each Fund's Statement of Additional Information:

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund's, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.



February 21, 2000